UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported)  June 22, 2005
                                                        ------------------------

                      THE BUREAU OF NATIONAL AFFAIRS, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                      2-28286                  53-0040540
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                   1231 25TH ST., N.W., WASHINGTON D.C. 20037
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (202) 452-4200
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE

On June 22, 2005, the Bureau of National Affairs, Inc. (BNA) announced that it has reached an agreement in principal with Charles E. Smith Commercial Realty, a division of Vornado Realty Trust, for the relocation of BNA's headquarters to Arlington, Virginia in the spring of 2007.

A copy of the news release the Company issued is furnished herewith as Exhibit
99.1 and a copy of the letter to BNA stockholders is furnished herewith as
Exhibit 99.2.

The foregoing is a forward-looking statement within the meaning of Section 27a of the Securities Act of 1933 and Section 21e of the Securities Exchange Act of 1934 regarding possible future events. Persons reviewing this report are cautioned that this forward-looking statement is not a guaranty of future performance, is subject to risks and uncertainties, and actual events may differ materially from those described in the forward-looking statement as a result of various factors.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

C. Exhibits

Exhibit No.       Description


    99.1 News Release, dated June 22, 2005, issued by BNA, announcing its headquarters to relocate to Crystal City, Virginia in 2007.

    99.2 Letter to BNA Stockhlders dated June 22, 2005 announcing the agreement in principal.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                    The Bureau of National Affairs, Inc.
                                    ------------------------------------
                                   (Registrant)





                                    /s/ Paul N. Wojcik
                                    -------------------------------------
                                    Paul N. Wojcik
                                    President, Chief Executive Officer,
                                    and Director





Date: June 22, 2005